                                                                   EXHIBIT 99.1

                         FORM OF LETTER OF TRANSMITTAL

                           With Respect to Tender of
               Unregistered 8.75% Senior Secured Notes Due 2011

                                In Exchange For
                      8.75% Senior Secured Notes Due 2011

                                      of

                         Hanover Equipment Trust 2001B
              payable from lease obligations of and guaranteed by

                    Hanover Compression Limited Partnership
              which lease obligations and notes are guaranteed by

                          Hanover Compressor Company
                 Pursuant to the Prospectus dated       , 2002

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            , 2002, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                            The Exchange Agent is:

                             WILMINGTON TRUST FSB

    By Registered or             By Facsimile:          By Hand or Overnight
     Certified Mail:                                          Courier:
                                (302) 636-4145
  Corporate Trust Reorg                                 Corporate Trust Reorg
        Services             Confirm by Telephone:            Services
  Wilmington Trust FSB                                  Wilmington Trust FSB
    As Exchange Agent           (302) 636-6472            As Exchange Agent
     Mail Drop 1615                                      Rodney Square North
      P.O. Box 8861                                   1100 North Market Street
Wilmington, DE 19899-8861                             Wilmington, DE 19890-1615
  Re: Hanover Equipment                                 Re: Hanover Equipment
       Trust 2001B                                           Trust 2001B

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

   The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he or she has received and reviewed the prospectus (the
"Prospectus") dated       , 2002, of Hanover Equipment Trust 2001B, a special
purpose Delaware business trust (the "Issuer"), Hanover Compression Limited Partnership, a Delaware limited partnership ("HCLP"), and Hanover Compressor Company, a Delaware corporation ("Hanover"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange any and all of the Issuer's outstanding unregistered 8.75% Senior Secured Notes due 2011 (the "Old Notes") for $250,000,000 principal amount of the

Issuer's 8.75% Senior Secured Notes due 2011 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), which New Notes are payable from lease obligations of and guaranteed by HCLP, which lease obligations and New Notes are guaranteed by Hanover. Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

   PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

   This Letter of Transmittal is to be used by a holder of Old Notes (i) if certificates representing tendered Old Notes are to be forwarded herewith, or
(ii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer-Procedures for Tendering."

   Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's Automated Tender Offer Program for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an "Agent's Message") to the Exchange Agent for its acceptance. Transmission of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

   In order to properly complete this Letter of Transmittal, a holder of Old Notes must (i) complete the box entitled, "Description of Old Notes Tendered,"
(ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here to Tender Your Old Notes in the Exchange Offer," and
(iv) complete the Substitute Form W-9. Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

   Holders of Old Notes who desire to tender their Old Notes for exchange and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent or complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer-Procedures for Tendering." See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Exchange Agent. To ensure participation in the Exchange Offer, Old Notes must be properly tendered prior to the Expiration Date.

   Holders of Old Notes who wish to tender their Old Notes for exchange must complete columns (1) through (3) in the box below entitled "Description of Old Notes Tendered," and sign the box below entitled "Sign Here to Tender Your Old Notes in the Exchange Offer." If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5.

   The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Old Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer. The Exchange Offer is scheduled to
expire at 5:00 p.m., New York City time, on       , 2002, unless extended by
the Issuer.

   The undersigned hereby tenders to Hanover Equipment Trust 2001B for exchange the Old Notes described in the box entitled "Description of Old Notes Tendered" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

                       DESCRIPTION OF OLD NOTES TENDERED
 ----------------------------------------------------------------------------------------------
            (1)                           (2)                 (3)                 (4)
 ----------------------------------------------------------------------------------------------
                                                           Aggregate
                                                           Principal
 Name(s) and Address(es) of                                 Amount          Principal Amount
    registered holder(s)              Certificate       Represented by        Tendered for
 (Please fill in, if blank)            Number(s)       Certificate(s)(A)      Exchange (B)
 ----------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------
                                    Total Principal
                                    Amount Tendered
 ----------------------------------------------------------------------------------------------
 (A) Unless otherwise indicated in this column, any tendering holder will be deemed to have tendered the entire principal amount represented by the Old Notes indicated in the column labeled "Aggregate Principal Amount Represented by Certificate(s)." See Instruction 5.
 (B) The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be integral multiples of $1,000.

[_] CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name(s) of Registered Holder(s) _________________________________________

    Window Ticket Number (if any)  __________________________________________

    Date of Execution of Notice of Guaranteed Delivery ______________________

    Name of Institution that guaranteed delivery ____________________________

    If delivered by Book-Entry Transfer:

         Name of Tendering Institution ______________________________________

         DTC Account Number _________________________________________________

         Transaction Code Number ____________________________________________

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE
    FOLLOWING:

    Name of Tendering Institution ___________________________________________

    DTC Account Number ______________________________________________________

    Transaction Code Number _________________________________________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ___________________________________________________________________

    Address: ________________________________________________________________

   Only registered holders are entitled to tender their Old Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Old Notes and who wishes to make book-entry delivery of Old Notes as described above must complete and execute a participant's letter (which will be distributed to participants by DTC) instructing DTC's nominee to tender such Old Notes for exchange. Persons who are beneficial owners of Old Notes but are not registered holders and who seek to tender Old Notes should (i) contact the registered holder of such Old Notes and instruct such registered holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by an Eligible Institution, or (iii) effect a record transfer of such Old Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Old Notes prior to the Expiration Date. See the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering."

                      SIGNATURES MUST BE PROVIDED HEREIN.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Hanover Equipment Trust 2001B for exchange the Old Notes indicated above. Subject to, and effective upon, acceptance for purchase of the Old Notes tendered herewith, the undersigned hereby sells, assigns, transfers and exchanges to the Issuer all right, title and interest in and to all such Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Issuer) with respect to such Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(a) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to the Issuer, (b) present and deliver such Old Notes for transfer on the books of the Issuer, and (c) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

   The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Issuer and the issuance of New Notes in exchange therefor shall constitute performance in full by the Issuer, HCLP and Hanover of their respective obligations under the Exchange and Registration Rights Agreement.




   By tendering, each holder of Old Notes represents to the Issuer, HCLP and Hanover as follows:



    . the New Notes acquired in the exchange are being acquired in the ordinary course of business of such holder and each beneficial holder of Old Notes tendered thereby;



    . such holder and each beneficial owner of Old Notes tendered thereby has no arrangement or understanding with any person to participate in the distribution of New Notes;



    . such holder and each beneficial owner of Old Notes tendered thereby is not an "affiliate" of the Issuer, HCLP or Hanover within the meaning of Rule 405 under the Securities Act;



    . such holder and each beneficial owner of Old Notes tendered thereby is not engaged in, and does not intend to engage in, a distribution of New Notes;



    . such holder and each beneficial owner of Old Notes tendered thereby acknowledge that any person who is a broker-dealer registered under the Exchange Act or is participating in the exchange offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of Section 10 of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain "no-action" letters; and



    . such holder and each beneficial owner of Old Notes tendered thereby understand that a secondary resale transaction described in the fifth bullet point above and any resales of New Notes obtained by such holder or any beneficial owner in exchange for Old Notes acquired directly from the Issuer should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, if applicable, of Regulation S-K of the Commission.

   Any holder of Old Notes who is an affiliate of the Issuer, HCLP or Hanover or who tenders Old Notes in the Exchange Offer for the purpose of participating in a distribution of the New Notes cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") enunciated in its series of interpretive "no-action" letters with respect to exchange offers and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.


   If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


   All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Old Notes properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

   The Exchange Offer is subject to certain conditions, each of which may be waived or modified by the Issuer, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of such conditions the Issuer may not be required to accept for exchange, or to issue New Notes in exchange for, any of the Old Notes properly tendered hereby. In such event, the tendered Old Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Issuance Instructions" below.

   Unless otherwise indicated under "Special Issuance Instructions" below, please return any certificates representing Old Notes not tendered or not accepted for exchange in the name(s) of the holder(s) appearing under "Description of Old Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates representing Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the holder(s) appearing under "Description of Old Notes Tendered." In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not accepted for exchange to, the person or persons so indicated. Unless otherwise indicated under "Special Issuance Instructions," in the case of a book-entry delivery of Old Notes, please credit the account maintained at DTC with any Old Notes not tendered or not accepted for exchange. The undersigned recognizes that the Issuer does not have any obligation pursuant to the Special Issuance Instructions to transfer any Old Notes from the name of the holder thereof if the Issuer does not accept for exchange any of the Old Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.

        SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 and 8)

  To be completed ONLY if the (i) New Notes issued for Old Notes, certificates for Old Notes in a principal amount not exchanged for New Notes, or Old Notes (if any) not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue to:

Name: _______________________________________________________________________
                                (Please Print)

Address: ____________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
                              (Include Zip Code)

_______________________________________________________________________________
              (Taxpayer Identification or Social Security Number)

   Credit Old Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

_______________________________________________________________________________
                               (Account Number)
                         SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 1, 6, 7 and 8)

  To be completed ONLY if the New Notes issued for Old Notes, certificates for Old Notes in a principal amount not exchanged for New Notes, or Old Notes (if any) not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail to:

Name: _______________________________________________________________________
                                (Please Print)

Address: ____________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
                              (Include Zip Code)

_______________________________________________________________________________
              (Taxpayer Identification or Social Security Number)

           SIGN HERE TO TENDER YOUR OLD NOTES IN THE EXCHANGE OFFER

   ____________________________________________________________________________

   ____________________________________________________________________________
                    Signature(s) of holder(s) of Old Notes

   Dated: ___________________________________________________________________

      (Must be signed by the registered holder(s) of Old Notes exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

   Capacity (Full Title) ____________________________________________________

   Name(s) __________________________________________________________________
                            (Please Type or Print)

   Address __________________________________________________________________

   ____________________________________________________________________________
                              (Include Zip Code)

   Area Code and Telephone Number ___________________________________________

   Tax Identification or Social Security No. ________________________________

                           GUARANTEE OF SIGNATURE(S)
                    (If required--see Instructions 1 and 6)

   Authorized Signature _____________________________________________________

   Name _____________________________________________________________________
                            (Please Type or Print)

   Title ____________________________________________________________________

   Name of Firm _____________________________________________________________

   Address __________________________________________________________________

   ____________________________________________________________________________
                              (Include Zip Code)

   Area Code and Telephone Number ___________________________________________

   Dated: ___________________________________________________________________

   IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN THIS LETTER OF TRANSMITTAL

                      PAYOR'S NAME:  WILMINGTON TRUST FSB

     SUBSTITUTE                   Part 1--PLEASE PROVIDE YOUR TIN IN      TIN _______________________________________________
     Form W-9                     THE BOX AT RIGHT AND CERTIFY BY                     (Social Security Number or
                                  SIGNING AND DATING BELOW.                         Employer Identification Number)
     Department of the            ---------------------------------------------------------------------------------------------
     Treasury                     Part 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE
     Internal Revenue Service     "EXEMPT" HERE
                                  (SEE INSTRUCTIONS)_________________________________________________________________________
     Payer's Request for Taxpayer
     Identification Number        ---------------------------------------------------------------------------------------------
     ("TIN") and Certification    ---------------------------------------------------------------------------------------------
                                  Part 3--CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                                  (1)The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and
                                  (2)I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that
                                     I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                                  (3)I am a U.S. person (including a U.S. resident alien).
                                  ---------------------------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------------------------
                                  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO
                                  ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS
                                  REQUIRED TO AVOID BACK-UP WITHHOLDING
                                  SIGNATURE ________________________________     DATE ________________________________________

                                  NAME  __________________________________     ADDRESS _______________________________________

   You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
                       PART 1 OF THE SUBSTITUTE FORM W-9

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold up to 31 percent of all payments made to me thereafter until I provide a number.

  Signature___________________________                  Date_________________

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 31 PERCENT OF ANY PAYMENTS. PLEASE REVIEW THE
  ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                  SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                 INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

   1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if the Old Notes tendered hereby are tendered (a) by the registered holder(s) of Old Notes thereof, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or (b) to the account of an Eligible Institution.

   In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners of Old Notes but are not the registered holder(s) and who seek to tender Old Notes for exchange should (i) contact the registered holder(s) of such Old Notes and instruct such registered holder(s) to tender on such beneficial owner's behalf,
(ii) obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder(s) or accompanied by a properly completed bond power from the registered holder(s) with signatures on the endorsement or bond power guaranteed by an Eligible Institution, or (iii) effect a record transfer of such Old Notes from the registered holder(s) to such beneficial owner and comply with the requirements applicable to registered holder(s) for tendering Old Notes for exchange prior to the Expiration Date. See Instruction 6.

   2. Delivery of this Letter of Transmittal and Certificates for Old Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by registered holder(s) if certificates representing Old Notes are to be forwarded herewith. All physically delivered Old Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

   The method of delivery of this Letter of Transmittal, Old Notes and all other required documents to the Exchange Agent is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and Old Notes tendered for exchange should be sent only to the Exchange Agent, not to the Issuer, HCLP or Hanover.

   A holder who desires to tender Old Notes for exchange and who cannot comply with the procedures set forth herein for tender on a timely basis or whose Old Notes are not immediately available must comply with the guaranteed delivery procedures described below.

   If holders desire to tender Old Notes for exchange pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holder may effect a tender of Old Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering."

   Pursuant to the guaranteed delivery procedures:

      (a) such tender must be made by or through an Eligible Institution (defined as a bank, broker, dealer, credit union, savings association, clearing agency or other institution, in each case that is an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act and that is a member in good standing of a Medallion Signature Guarantee Program recognized by the Exchange Agent, i.e., the Securities Transfer Agent's Medallion Program, the Stock Exchange's Medallion Program or the New York Stock Exchange's Medallion Signature Program);

      (b) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses of the Exchange Agent set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery) substantially in the form provided by the Issuer setting forth the name(s) and address(es) of the registered holder(s) of such Old Notes, the certificate number(s) and the principal amount of Old Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three
   (3) New York Stock Exchange trading days after the Expiration Date, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Old Notes (or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with DTC and an Agent's Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

      (c) this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Old Notes in proper form for transfer (or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with DTC as described above) and all other required documents must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery.

   All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Old Notes for exchange.

   3. Inadequate Space. If the space provided in the box entitled "Description of Old Notes Tendered" above is in adequate, the certificate numbers and principal amounts of Old Notes tendered should be listed on a separate signed schedule affixed hereto.

   4. Withdrawal of Tenders. A tender of Old Notes may be withdrawn at any time prior to the Expiration Date by delivery of written or facsimile (receipt confirmed by telephone) notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) specify the principal amount of Old Notes to be withdrawn, (iv) include a statement that such holder is withdrawing his election to have such Old Notes exchanged, (v) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Old Notes into the name of the person withdrawing the tender, and (vi) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility. All questions as to the validity of notices of withdrawals, including, time of receipt, will be determined by the Issuer and such determination will be final and binding on all parties.

   Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the section entitled "The Exchange Offer--Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

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   5. Partial Tenders (Not Applicable To Holders Of Old Notes Who Tender By
Book-Entry Transfer). Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes that are tendered for exchange in column (4) of the box entitled "Description of Old Notes Tendered," as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holder(s) of Old Notes unless otherwise indicated in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Exchange Offer.

   6. Signatures on This Letter of Transmittal; Bond Powers and
Endorsements. If this Letter of Transmittal is signed by the holder(s) of the Old Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

   If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Issuer of its authority so to act must be submitted, unless waived by the Issuer.

   If this Letter of Transmittal is signed by the holder(s) of the Old Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for Old Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than for the holder(s) thereof. Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes, the certificates representing such Old Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder(s) exactly as the name(s) of the registered holder(s) of the Old Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

   7. Transfer Taxes. Except as set forth in this Instruction 7, the Issuer will pay or cause to be paid any transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

   8. Special Issuance and Delivery Instructions. If the New Notes are to be issued or if any Old Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted for exchange be credited to such account maintained at DTC as such holder may designate.

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

   9. Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Old Notes will be determined by the Issuer, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Issuer reserves the absolute right to reject any or all tenders of Old Notes that are not in proper form or the acceptance of which would, in the Issuer's opinion, be unlawful. The Issuer also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Issuer's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Issuer determines, unless waived by the Issuer. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Issuer or cured. None of the Issuer, HCLP, Hanover, the Exchange Agent, or any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to registered holders of Old Notes for failure to give such notice.

   10. Waiver of Conditions. To the extent permitted by applicable law, the Issuer reserves the right to waive any and all conditions to the Exchange Offer as described under "The Exchange Offer--Conditions to the Exchange Offer" in the Prospectus, and accept for exchange any Old Notes tendered.


   11. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a holder of Old Notes whose tendered Old Notes are accepted for exchange or such holder's assignee (in either case, the "Payee"), provide the Issuer or its agent (the "Payor") with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption from back-up withholding, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount up to 31% of payments of principal and interest on New Notes or the proceeds from the sale or other disposition of the New Notes. If withholding results in an overpayment of taxes, a refund may be obtained.


   To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying (a) that the TIN provided is correct (or that such Payee is awaiting a TIN), (b) that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding, and (c) that the Payee is a U.S. person (including a U.S. resident alien).

   If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Payor within 60 days, backup withholding will begin and continue until such Payee furnishes such Payee's TIN to the Payor. Note:
Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

   If Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

   Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part 1 of the Substitute Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. For a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Payor.

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

   12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder of Old Notes whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

   13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal.

   IMPORTANT--THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES FOR TENDERED OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

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